SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): APRIL 24, 2000



                              KEY TECHNOLOGY, INC.
               (Exact name of registrant as specified in charter)


         OREGON                          0-21820                 93-0822509
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                                150 AVERY STREET
                          WALLA WALLA, WASHINGTON 99362
               (Address of principal executive offices) (Zip Code)



                                 (509) 529-2161
              (Registrant's telephone number, including area code)


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ITEM 5.     OTHER EVENTS.

      Effective April 24, 2000, Key Technology, Inc. ("Key Technology" or the "Company") entered into an agreement with FMC Corporation, a Delaware corporation ("FMC"), KTC Acquisition Corp., an Oregon corporation and wholly owned subsidiary of Key Technology, and Advanced Machine Vision Corporation, a California corporation ("AMVC") pursuant to which FMC has agreed to vote in favor of Key Technology's previously announced merger with AMVC (the "Agreement"). Key Technology and AMVC entered into a definitive Agreement and Plan of Merger effective February 15, 2000. FMC holds all outstanding shares of Series B Preferred Stock of AMVC, and FMC's approval is required for certain matters, including any merger involving AMVC.

      Under the terms of the Agreement, FMC has agreed to vote in favor of the merger and upon consummation of the merger its AMVC Series B Preferred Stock will convert into shares of Key Technology Series C Convertible Preferred Stock and a warrant to purchase shares of Key Technology Common Stock.

      In addition, FMC's existing option to purchase additional shares of AMVC Common Stock will convert into an option to purchase shares of Key Technology Series B Convertible Preferred Stock and a warrant to purchase shares of Key Technology Common Stock.

      The Key Technology and AMVC shareholders meetings to vote upon the merger will occur in July, with closing expected to immediately follow the shareholders meetings.

      The Agreement and the Company's press release issued to announce the Agreement are filed as exhibits to this Current Report on Form 8-K. The description of the Agreement herein does not purport to be complete and is qualified in its entirety by the provisions of the Agreement.


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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits.



      EXHIBIT NO.  DESCRIPTION
      -----------  -------------------------------------------------------------

          2.1 Agreement by and among FMC Corporation, Key Technology, Inc., KTC Acquisition Corp., and Advanced Machine Vision Corporation, dated April 24, 2000.

          99.1     Key Technology, Inc. Press Release, issued April 24, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        KEY TECHNOLOGY, INC.


                                        By: /s/ Thomas C. Madsen
                                           -------------------------------------
                                           Thomas C. Madsen, President and Chief
                                              Executive Officer

Dated:  May 3, 2000

                                  EXHIBIT INDEX



      EXHIBIT NO.  DESCRIPTION
      -----------  -------------------------------------------------------------

          2.1 Agreement by and among FMC Corporation, Key Technology, Inc., KTC Acquisition Corp., and Advanced Machine Vision Corporation, dated April 24, 2000.

          99.1     Key Technology, Inc. Press Release, issued April 24, 2000.